POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX AND KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   31   day of July, 2006.

/s/ Andrew Rogers

Andrew Rogers

President

STATE OF NEW YORK

)

)

ss:

COUNTY OF Suffolk

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   31   day of July, 2006.

/s/ Emilio Gonzalez

Notary Public

My commission expires: 5/30/2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX and ANDREW ROGERS as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   31   day of July, 2006.

/s/ Kevin Wolf

Kevin Wolf

Treasurer

STATE OF NEW YORK

)

)

ss:

COUNTY OF Suffolk

)

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Wolf, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   31   day of July, 2006.

/s/ Emilio Gonzalez

Notary Public

My commission expires: 5/30/10

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th_ day of March, 2007.

/s/ Michael Miola

Michael Miola

Trustee

STATE OF Arizona

)

)

ss:

COUNTY OF Maricopa

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Miola,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30 day of March, 2007.

/s/ Connie D. Ogden

Notary Public

My commission expires:1/12/2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of March, 2007.

/s/ L. Merill Bryan, Jr.

L. Merill Bryan, Jr.

Trustee

STATE OF Utah__________

)

)

ss:

COUNTY OF Summit_____

)

Before me, a Notary Public, in and for said county and state, personally appeared L. Merill Bryan,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26 day of March, 2007.

Mary Ann Senn

Notary Public

My commission expires: 01/07/2011

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23 day of March, 2007.

/s/ Gary Lanzen

Gary Lanzen

Trustee

STATE OF Nevada________

)

)

ss:

COUNTY OF Clark_______   )

Before me, a Notary Public, in and for said county and state, personally appeared Gary Lanzen,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 23rd day of March, 2007.

/s/ Maryann Fernandez

Notary Public

My commission expires:9/17/08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of March, 2007.

/s/ Anthony Hertl

Anthony Hertl

Trustee

STATE OF Arizona________

)

)

ss:

COUNTY OF Maricopa ____ )

Before me, a Notary Public, in and for said county and state, personally appeared Anthony Hertl,  known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 30 day of March, 2007.

/s/ Connie D. Ogden

Notary Public

My commission expires:1/12/2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NORTHERN LIGHTS FUND TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-122917 and 811-21720) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EMILE MOLINEAUX, ANDREW ROGERS and KEVIN WOLF as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this  18th  day of December, 2007.

/s/ Mark Taylor

Mark Taylor

Trustee

STATE OF Nebraska________

)

)

ss:

COUNTY OF Douglas

)

Before me, a Notary Public, in and for said county and state, personally appeared Mark Taylor, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this  18  day of December, 2007.

/s/ Robert A. Schmidt

Notary Public

My commission expires:6/20/2008